SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: November 18, 1999
(Date of earliest event reported)
Commission File No. 333-65481



                      Norwest Asset Securities Corporation



        Delaware                                        52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                    21703
--------------------------------------------------------------------------------
Address of principal executive offices                              (Zip Code)



                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events

                      Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the
        Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------------                           -----------
    (99)                                    Computational Materials
                                            prepared by PaineWebber
                                            Incorporated in connection with
                                            Norwest Asset Securities
                                            Corporation, Mortgage Pass-
                                            Through Certificates, Series
                                            1999-27.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORWEST ASSET SECURITIES CORPORATION


November 18, 1999

                                          By:  /s/ Alan S. McKenney
                                             --------------------------
                                               Alan S. McKenney
                                               Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                         P
                        prepared by PaineWebber Incorporated
                        in connection with Norwest Asset
                        Securities Corporation, Mortgage
                        Pass-Through Certificates, Series
                        1999-27.